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ACUSON CORPORATION                                              EXHIBIT 10.1
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                     NON-NEGOTIABLE SECURED PROMISORY NOTE
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$400,000                                               Mountain View, California
                                                                  April 24, 1998



     For value received, Edward P. Cornell ("Cornell") and Carol S. Cornell, husband and wife (collectively "Borrower"), promise to pay to the order of Acuson Corporation, a Delaware corporation ("Lender"), in lawful money of the United States, the principal amount of FOUR HUNDRED THOUSAND DOLLARS ($400,000). This Note shall not bear interest, except as otherwise provided herein. All sums payable hereunder shall be payable to Lender at its office, 1220 Charleston Road, Mountain View, California 94039-7393, or at such other place or places as may from time to time be designated by Lender.

     All amounts payable under this Note are payable in lawful money of the United States, without notice, demand, offset or deduction. Checks will constitute payment only when collected. All payments made hereunder (including any prepayments) shall be credited first to any accrued and unpaid interest and the remainder to principal. Borrower shall have the right to pay, without penalty, all or any portion of principal and any interest owing under this Note at any time.

     This Note is secured by a deed of trust ("Deed of Trust") of even date herewith executed by Borrower, as trustor, and Lender, as Beneficiary, on the real property described therein (the "Subject Property")

     Subject to the terms hereof, Lender shall automatically and without any action by any person or entity forgive on a daily basis the principal amount outstanding under this Note at a rate of $156.43 per day commencing on September 2, 1997 and ending on September 2, 2004. Lender will provide Borrower upon request a statement of the principal amount then outstanding under this Note. Upon termination of Cornell's employment by Lender or by any of Lender's subsidiaries (collectively, "Employer"), whether by Cornell voluntarily or by Employer with "Cause" (as defined below), but not including termination by reason of Cornell's death, then Lender shall cease any further daily forgiveness under this Note and the entire principal amount hereof then outstanding (i.e.,
                                                                         ---
amounts not forgiven or prepaid) shall be due and payable at the earliest of (a) the second anniversary of the date of the termination of employment, (b) the date of "Sale" (as defined below) of all or any part of the Subject Property, and (c) the date the Subject Property is no longer used as Borrower's "Primary Residence" (as defined below). If the Subject Property was at one time Borrower's Primary Residence, but then is no longer used as Borrower's Primary Residence pending sale or other transfer thereof, then subparagraph (c) above shall not be applicable, but the other subparagraphs above shall be unaffected. Upon (w) Cornell's death, (x) termination of Cornell's employment by Employer without Cause, (y) reduction of Cornell's target compensation (with a base salary of not less than $176,000 per year) from Employer to an amount less than $200,000 per year, or (z) a "Change in Control" (as defined below) of Lender, the entire principal amount of this Note then outstanding shall automatically and without any action by any person or entity be immediately forgiven.

     Lender agrees to indemnify Borrower on an after-tax basis for the federal and California
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income tax consequences of this Note and the forgiveness of the principal amount hereof. Borrower agrees (i) to take all such actions as Lender may reasonably request to minimize the liability of Lender pursuant to this indemnity and (ii) to repay to Lender any tax savings to Borrower resulting from any repayment of this Note.

     As used herein, the following terms shall have the definitions indicated:
"Cause" shall mean (i) gross malfeasance by Cornell, (ii) Cornell's conviction of a felony involving moral turpitude or (iii) Cornell's refusal to perform reasonable duties (consistent with his position as a Vice President of Lender) for Employer for a period of 30 days even though he is mentally and physically able to perform such duties; "Change in Control" shall mean the occurrence of any of the following: (i) any "person" (including a group of persons), as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (other than Employer or any employee benefit plan of Employer, including any Trustee of such plan acting as Trustee, or any member of the Board of Directors of Lender on the date hereof) is or becomes the "beneficial owner" (as that term is defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of Lender representing 30% or more of the combined voting power of Lender's then outstanding securities, or (ii) any merger, reorganization or other transaction pursuant to which the holders, as a group, of all of the shares of Lender outstanding prior to the transaction hold, as a group, less than 70% of the shares of Lender after the transaction, or (iii) any other event which the Board of Directors of Lender determines, in its discretion, would materially alter the ownership and management of Lender; "Primary Residence" shall mean use of the Subject Property by either Cornell or Carol Cornell as an established, fixed, permanent, or ordinary dwelling place; provided that if Cornell ceases to use the Subject Property as his established, fixed, permanent, or ordinary dwelling place, the Subject Property shall be deemed a Primary Residence for purposes of this Note only for so long as Cornell remains personally liable for all indebtedness secured by the Subject Property and Cornell provides Lender adequate security for this Note; and "Sale" shall mean the sale, hypothecation, encumbrance or other transfer, whether voluntary, involuntary, or by operation of law, of all or any part of the Subject Property.

     Upon the Subject Property no longer being used as Borrower's Primary Residence, or upon the Sale of all or any part of the Subject Property or any interest therein, Lender shall cease any further daily forgiveness under this Note and the entire principal amount then owing under this Note shall be immediately due and payable (the "Sale Acceleration"); Provided, however, that
                                                       --------- -------
if (a) Cornell is then employed by Employer, (b) Borrower immediately upon such Sale or cessation of use either owns or purchases a new primary residence within 40 miles of Lender's principal executive offices in Mountain View, California, and (c) in connection with such purchase Borrower executes and properly records a deed of trust, in substantially the form of the Deed of Trust, securing this Note (which shall thereafter be applied by treating such new primary residence as the Subject Property for all purposes of this Note), then (x) any Sale Acceleration shall apply only to the extent that one-half of the cost of such new primary residence is less than $400,000, and (y) the daily forgiveness of this Note shall be adjusted to an amount determined by dividing the principal amount outstanding hereunder immediately prior to the Sale Acceleration minus the amount of the Sale Acceleration by the number of days from the date of the Sale Acceleration to and including September 2, 2004, and (z) the principal amount of this Note shall be reduced to an amount equal to the principal amount outstanding hereunder immediately prior to the Sale Acceleration minus the amount of the Sale Acceleration.

     If Borrower defaults in the payment of principal or interest hereunder or otherwise fails in any material respect to comply with any of the provisions of this Note or defaults in any material respect in the performance of any covenant, condition, provision, or term in the Deed of Trust or any

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other instrument securing this Note and such default or failure continues uncured for a period of 30 days after written notice thereof, the entire principal of this Note then outstanding, and any accrued but unpaid interest, at the option of Lender, shall be and become immediately due and payable without demand or notice. In the event of such default or failure, the principal balance of this Note then outstanding shall bear interest at the lesser of eighteen percent (18%) per annum or the maximum rate permitted by law from the date of such default or failure until principal and interest hereunder are paid in full. A default under this Note shall constitute a default under the Deed of Trust.

     Borrower hereby certifies to Lender that Borrower reasonably expects to be entitled to, and will, itemize deductions for federal and California income tax purposes for each year that this Note is outstanding.

     In the event any action or proceeding is commenced to enforce any rights under this Note, the prevailing party shall be entitled to recover from the other party its costs and reasonable attorneys' fees.

     No exercise of any right or remedy by Lender hereunder shall constitute a waiver of any other right or remedy contained herein or in the Deed of Trust or provided by law. The acceptance of any sum less than the amount then due shall not be construed as a waiver of the default in the payment of the full amount then due.

     If any provision of this Note is held invalid by a court of competent jurisdiction, the remainder of this Note shall not be affected thereby and shall remain in full force and effect.

     This Note shall be governed by the laws of the State of California, both in interpretation and performance. This Note is not negotiable and may not be assigned by any party hereto, except that this Note may be assigned by Lender to a wholly owned subsidiary of Lender or in connection with a merger, consolidation, sale of all or substantially all of Lender's assets or a reorganization of Lender.

     If Borrower consists of more than one person or entity, their obligations under this Note shall be joint and several.

     Borrower for themselves, their heirs, legal representatives, successors and assigns, jointly and severally waive presentment, demand, protest, and notice of dishonor and waive any right to be released by reason of any extension of time or change in terms of payment or any change, alteration, or release of any security given for the payment hereof.

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     THIS NOTE IS SUBJECT TO SECTION 2966 OF THE CIVIL CODE, WHICH PROVIDES THAT
THE HOLDER OF THIS NOTE SHALL GIVE WRITTEN NOTICE TO THE PAYOR, OR HIS SUCCESSOR IN INTEREST, OF PRESCRIBED INFORMATION AT LEAST NINETY (90) BUT NOT MORE THAN
ONE HUNDRED FIFTY (150) DAYS BEFORE ANY BALLOON PAYMENT IS DUE.




/s/ Edward P. Cornell                           /s/ Carol S. Cornell
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Edward P. Cornell                               Carol  S. Cornell



ACUSON CORPORATION



By: /s/ Robert J. Gallagher
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    Robert J. Gallagher
    Chief Operating Officer

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